                       SMURFIT-STONE CONTAINER CORPORATION

                          1998 LONG TERM INCENTIVE PLAN
                 (Amended and Restated as of November 23, 1998)

        SECTION 1.  Purpose.

        The purposes of this Smurfit-Stone Container Corporation 1998 Long Term Incentive Plan (the "Plan") are to promote the interest of Smurfit-Stone Container Corporation (the "Company") and its shareholders by (i) attracting and retaining officers, key employees or directors of the Company and its Affiliates, (ii) motivating such employees or directors by means of performance-related incentives to achieve longer-range performance goals, and
(iii) enabling such employees or directors to participate in the long-term growth and financial success of the Company.

        SECTION 2.  Definitions.

        As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

        "Award" shall mean any Option or Performance Award.

        "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

        "Board" shall mean the Board of Directors of the Company.

        "Committee" shall mean the Compensation Committee of the Board or any one or more other committees of the Board, which in any case have been designated by the Board to administer the Plan. In the absence of any such delegation to the Compensation or other committee, references herein to the Committee shall refer to the Board.

        "Common Stock" shall mean the Company's common stock, par value $.01 per share.

        "Director" shall mean any member of the Board.

        "Employee" shall mean (i) an officer or employee of the Company or of any Affiliate, or (ii) an advisor or consultant to the Company or to any Affiliate, in each case as determined by the Committee.

        "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

        "Fair Market Value" shall mean, as of any given date and except as otherwise expressly provided by the Committee: (i) with respect to a Share, the closing price of a Share on the Nasdaq National Market on the last preceding day on which a sale of shares occurred; and (ii) with respect to any other property, the fair market value of such property as determined by the Committee in its sole discretion.

        "Non-Employee Director" shall mean a member of the Board who is not an officer or employee of the Company or of any of its subsidiaries.

        "Option" shall mean an option granted under of the Plan.

        "Participant" shall mean any Employee or Director granted an Award under the Plan.

        "Performance Award" shall mean any right granted under Section 6(b) of the Plan.

        "Person" shall mean any individual, corporation, company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

        "Restoration Option" shall mean an Option described in Section 6(a)(iv) of the Plan.

        "Share" shall mean one share of Common Stock.

        "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or its Affiliate, or with which the Company or its Affiliate combines.


        SECTION 3.  Administration.

       (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, in addition to other express powers and authorizations conferred on the Committee by the Plan, and except as otherwise limited by the Board, the Committee shall have full power and authority to (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee or, subject to Section 3(b), Director; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award;
(v) determine whether, to what extent, and under what circumstances Awards may be exercised, canceled, forfeited, or suspended and the method or methods by which Awards may be exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

       (b) Grants of Awards to Non-Employee Directors. Notwithstanding the provisions of Section 3(a), grants of Awards to Non-Employee Directors must be approved by the Board.

       (c) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any Shareholder and any Employee or, subject to Section 3(b), Director.

        SECTION 4.  Shares Available for Awards.

       (a) Shares Available. Subject to adjustment as provided in Section 4(b) and (c), the number of Shares with respect to which Awards may be granted under the Plan shall be 8,500,000. No individual may be granted in any calendar year Awards covering more than 2,000,000 Shares.

        (b) Adjustments. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or by an award granted under any prior equity award plan of the Company, or to which such an Award or award relates, are forfeited, or if such an Award or award terminates or is canceled without the delivery of Shares, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder or any award granted under any prior equity award plan of the Company is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award or award are, with the approval of the Board, satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Any Shares underlying Substitute Awards shall not be counted against the Shares available for Awards under the Plan.

       (c) Antidilution. In the event that the Committee determines that any distribution (whether in the form of cash, limited company interests, other securities, or other property), recapitalization (including, without limitation, any subdivision or combination of limited company interests), reorganization, consolidation, combination, repurchase, or exchange of limited company interests or other securities of the Company, issuance of warrants or other rights to purchase equity interests or other securities of the Company, or other similar transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted in aggregate and to any individual under Section 4(a), (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award. Any such adjustment or arrangement may provide for the elimination without compensation of any fractional Share which might otherwise become subject to an Option, and shall be final and binding upon the optionee.


        SECTION 5.  Eligibility.

        Subject to Section 3(b), any Employee or Director shall be eligible to be designated a Participant.

        SECTION 6.  Awards.

       (a)   Options.

              (i) Grant. Subject to the provisions of the Plan, the Committee shall (subject to Section 3(b)) have sole and complete authority to determine the Employees and/or Directors to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the vesting and exercise of the Option; provided that no Option shall be exercisable, in part or in whole, prior to the first anniversary of date the Option is granted or after the tenth anniversary of the date the Option is granted.

             (ii) Exercise Price. Except in the case of Substitute Awards, the exercise price of an Option shall be not less than the Fair Market Value of the Shares subject to the Option on the date the Option is granted.

            (iii) Exercise. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the achievement of specified performance objectives and to the application of federal or state securities laws, as it may deem necessary or advisable.

             (iv) Restoration Options. In the event that any Participant delivers Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 7(b), or in the event that the withholding tax liability arising upon exercise of any Option by a Participant is satisfied through the withholding by the Company of Shares otherwise deliverable upon exercise of the Option, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of Shares equal to the number of such Shares so delivered or withheld upon exercise of the original Option, in the discretion of the Committee. A Restoration Option shall have a per Share exercise price and such other terms and conditions as the Committee in its sole discretion shall determine.
        (b)   Performance Awards.

              (i) Grant. The Committee shall (subject to Section 3(b)) have sole and complete authority to determine the Employees and/or Directors who shall receive a "Performance Award", which shall consist of a right which is (i) denominated in Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and
        (iii) payable at such time and in such form as the Committee shall determine. Performance goals established under this Section shall be expressed in terms of the achievement by the Company or any of its operating units of specified levels of earnings, earnings per Share, earnings from operations, specified operational objectives, return on equity, return on assets, Share price and/or the extent of increase or decrease of any one or more of the foregoing over a specified period.

             (ii) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

            (iii) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

        SECTION 7.  General Provisions Applicable to Awards.

       (a) Awards May be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

       (b) Forms of Payment by Company Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement and the requirements of applicable law, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

       (c) Limits on Transfer of Awards. Except as otherwise provided by the Committee with respect to any Award, no Award shall be transferable by a holder other than by will or the laws of descent and distribution.

       (d) Terms of Awards. The term of each Award shall be for such period as may be determined by the Committee.

        (e) Consideration for Grants. Awards may be granted for no cash consideration, for such nominal cash consideration as may be required by applicable law or for such greater amount as may be established by the Committee.

        SECTION 8.  Amendment and Termination.

       (a) Amendments to the Plan. The Board or, if so authorized by the Board, the Committee, may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without the approval of the shareholders of the Company if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Board or, if so authorized by the Board, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

       (b) Amendments to Awards. Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively and accelerate the vesting and exercisability of any Award at any time in its sole discretion; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and provided further that no outstanding Option may be amended or altered in a manner that would (i) permit any portion of the Option to become vested and exercisable prior to the first anniversary of the Option grant date, (ii) extend the term of the Option beyond the tenth anniversary of the Option grant date or (iii) reduce the exercise price of the Option (other than pursuant to Section 4(c)).

       (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. Subject to Section 8(b), the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in,

Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

       (d) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may, if so authorized by the Board, cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

        SECTION 9.  Miscellaneous.

       (a) No Rights to Awards. No Employee, Director, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

       (b) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then listed or traded, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

       (c) Delegation. Subject to the terms of the Plan and applicable law, the Committee, if so authorized by the Board, may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to the terms and limitations as the Committee, as authorized by the Board, shall determine, to make all decisions of a ministerial nature in connection with the operation of the Plan and Awards thereunder.

       (d) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

       (e) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and may, but need not, be executed by the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect, if any, on such Award of the death, retirement or other termination of employment of a Participant and of a change in control of the Company.

       (f) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, including without limitation any such arrangements that provide for the grant of options and other types of Awards provided for hereunder (subject to approval of the shareholders of the Company if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

       (g) No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, or to be retained as a Director. Further, the Company or an Affiliate may at any time dismiss a Participant from service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, in any Award Agreement or in any other agreement between the Company or any Affiliate and the Participant.

       (h) No Rights as Shareholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

       (i) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware.

       (j) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan of the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

       (k) Additional Powers. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

       (l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

       (m) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

       (n) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        SECTION 10.  Term of the Plan.

       (a) Effective Date. This Plan shall be effective as of the date of its adoption by the Board (the "Effective Date") subject to the Plan's approval by the shareholders of the Company.

       (b) Expiration Date. No Award shall be granted under the Plan after the tenth anniversary of the Effective Date. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.